UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011

Oclaro, Inc.

(Exact name of registrant as specified in its charter)

000-30684

(Commission

File Number)

Delaware	20-1303994
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2560 Junction Avenue

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2011, Scott Parker, the Company’s Executive Vice President of Sales resigned from that position, effective as of July 11, 2011. Yves LeMaitre, the Company’s current Executive Vice President of Strategy and Corporate Development will assume the responsibilities of the Executive Vice President of Sales, and will become the Company’s Chief Commercial Officer as of July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2011	OCLARO, INC.

/s/ Jerry Turin
Jerry Turin
Chief Financial Officer